ASSET PURCHASE AGREEMENT

THIS ASSET PURCHASE AGREEMENT (this "**Agreement**") is made and entered into as of August 21, 2023 (the "**Effective Date**") by and among Superlatus Inc., a Delaware corporation ("**Buyer**"), Perfect Day, Inc., a Delaware corporation ("**PD**") and The Urgent Company, Inc., a Delaware corporation ("**TUC**", and together with PD, collectively, "**Sellers**", and each of Sellers, a "**Seller**").

WHEREAS, Buyer desires to purchase the Purchased Assets from Sellers, and Sellers desire to sell the Purchased Assets to Buyer, upon the terms and subject to the conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the mutual covenants, agreements and understandings contained herein and intending to be legally bound, the parties hereto hereby agree as follows:

ARTICLE I - PURCHASE AND SALE

1.1 Purchase and Sale of Purchased Assets. Subject to the terms and conditions set forth herein, at the Closing, the applicable Seller identified on **Schedule I** of the IP Assignment shall sell, assign, and transfer to Buyer, and Buyer shall purchase from the applicable Seller, free and clear of any mortgage, pledge, hypothecation, lien, preference, priority, security interest, restriction or other encumbrance of any kind or nature whatsoever (except for (a) liens for taxes not yet due and (b) payable, statutory liens, and mechanics', carriers', workmen's, repairmen's or other like liens arising or incurred in the ordinary course of business), all of the applicable Seller's right, title and interest in and to all of the assets listed on **Schedule I** of the IP Assignment (the "**Purchased Assets**"). Buyer and Sellers expressly agree that all assets and properties of Sellers that are not Purchased Assets are not being sold or transferred to Buyer. At Closing, each Seller hereby assigns to Buyer, and Buyer hereby assumes from Sellers and agrees to pay for, perform, and discharge when due all liabilities and obligations arising, whether prior to or after the Closing, from the ownership, operation, and conduct of all Purchased Assets (collectively, the "**Assumed Liabilities**"). Except for Assumed Liabilities, Buyer is not assuming any liability of any Seller. Except as set forth in this section, neither Buyer nor any affiliate of Buyer assumes or agrees to become liable for or successor to any liabilities or obligations whatsoever, liquidated or unliquidated, known or unknown, contingent or otherwise, whether of Sellers, any affiliate thereof, any predecessor thereof, or any other person, or of the business of Sellers.

1.2 Purchase Price. The aggregate purchase price for the Purchased Assets shall be $1,250,000 (the "**Purchase Price**").

ARTICLE II – CLOSING

2.1 Closing. The closing of the transactions contemplated by this Agreement (the "**Closing**") shall take place within seven (7) days of the Effective Date after the satisfaction or waiver of the last of the conditions set forth in this Article II to be satisfied or waived.

2.2 Closing Deliveries of Seller. At the Closing, the applicable Seller shall deliver to Buyer an assignment of intellectual property in the form attached hereto as **Exhibit A** (the "**IP Assignment**") for the intellectual property set forth on **Schedule I** thereto.

2.3 Closing Deliveries of Buyer. At the Closing, Buyer shall deliver to Sellers the following documents or items, each of which such documents shall have been duly executed by Buyer:

(a) the Purchase Price shall be paid to PD (on behalf of Sellers), pursuant to wire instructions provided to Buyer prior to Closing not later than seven (7) days following the Effective Date; and

(b) the IP Assignment.

2.4 Sale of Other Assets. Notwithstanding anything to the contrary contained herein, Buyer and the applicable subsidiaries or affiliates of PD shall endeavor by August 31, 2023 to enter into a separate agreement pursuant to which Buyer shall purchase certain assets set forth in **Exhibit B** (the "**Other Assets**") pursuant to the terms and conditions mutually agreed to between Buyer and the applicable subsidiaries or affiliates of PD, including that, other than "Inventory" as set forth in **Exhibit B** and any accounts receivable related to the Other Assets, the Other Assets will be purchased for nominal consideration not to exceed $1,000.00 as mutually agreed by Buyer and the applicable subsidiaries or affiliates of PD (the "**Other Assets Agreement**").

ARTICLE III – SELLER DISCLAIMER OF REPRESENTATIONS AND WARRANTIES

3.1 EACH SELLER MAKES NO WARRANTIES OF ANY KIND, WHETHER EXPRESS, IMPLIED, STATUTORY, OR OTHERWISE, AND HEREBY DISCLAIMS ALL IMPLIED WARRANTIES TO THE MAXIMUM EXTENT PERMITTED BY APPLICABLE LAW.

ARTICLE IV - REPRESENTATIONS AND WARRANTIES OF BUYER

As an inducement to Sellers to enter into this Agreement and consummate the transactions contemplated hereby, Buyer hereby represents and warrants to each Seller as of the date of this Agreement as follows.

4.1 Independent Investigation; Non-Reliance. Buyer represents to Sellers that no representations or warranties, express or implied, have been made to Buyer by Sellers other than the representations and warranties contained in this Agreement and that, in entering into the transactions contemplated by this Agreement, Buyer is not relying upon any information other than that contained in this Agreement and the results of its own independent investigation, including any information, documents, projections, forecasts or other material made available to Buyer or its representatives during the course of the negotiation of this Agreement in expectation of the transactions contemplated by this Agreement or the accuracy or completeness of any of the foregoing.

4.2 "As Is" Sale. BUYER ACKNOWLEDGES AND AGREES THAT THE PURCHASED ASSETS ARE PROVIDED TO BUYER "AS IS" AND "WHERE IS" AND WITHOUT ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER, EXPRESS OR IMPLIED, AND EACH SELLER EXPRESSLY DISCLAIMS ANY AND ALL EXPRESS AND IMPLIED WARRANTIES, REPRESENTATIONS, CONDITIONS AND/OR GUARANTEES, INCLUDING WITHOUT LIMITATION, IN RESPECT OF NON-INFRINGEMENT, MERCHANTABILITY, DESCRIPTION, CONDITION, AND/OR PERFORMANCE OR FITNESS FOR A PARTICULAR PURPOSE RELATING TO THE USE OR PERFORMANCE OF THE PURCHASED ASSETS.

ARTICLE V – COVENANTS AND OTHER AGREEMENTS

5.1 Further Assurances. In the event that at any time after the Closing but before the first anniversary of the Closing date any further action is necessary to carry out the purposes of this Agreement, each of the parties hereto will take such further action (including the execution and delivery of such further instruments and documents) as any other party hereto reasonably may request at such requesting party's cost.

5.2 License. Buyer hereby grants to each Seller a limited, non-exclusive, sublicensable, royalty free, transferable, fully paid up, irrevocable, right and license to use and exploit the Purchased Assets for any and all purposes reasonably related to Sellers selling off and/or winding up Sellers' use of the Purchased Assets for a period of the shorter of (1) twelve (12) months following the Closing and (2) the closing of the Other Assets Agreement, including, but not limited to, selling off or otherwise distributing inventory, winding up websites and social media accounts, and disposing of marketing collateral.

ARTICLE VI – NO SURVIVAL

6.1 No Survival. None of the representations or warranties in this Agreement shall survive beyond the Closing. All covenants contained in this Agreement will survive in accordance with their terms. Sellers are jointly and severally liable for any liability arising from this Agreement.

6.2 Limitation of Liability. The aggregate liability of Sellers hereunder shall in no event exceed the Purchase Price.

ARTICLE VII – TERMINATION

7.1 Termination. At any time prior to the Closing, this Agreement may be terminated and the transactions contemplated hereby abandoned (a) by the mutual consent of Buyer and Sellers as evidenced in a writing signed by each of Buyer and Sellers and (b) by Sellers upon written notice to Buyer, if the transactions contemplated hereby have not been consummated within seven (7) days of the date of this Agreement. If this Agreement is terminated under Section 7.1, all further obligations of Sellers under this Agreement will terminate without further liability or obligation of Sellers.

ARTICLE VIII - MISCELLANEOUS

8.1 Expenses. Except as otherwise expressly provided herein, all costs and expenses, including, without limitation, fees and disbursements of counsel, financial advisors and accountants, incurred in connection with this Agreement and the transactions contemplated hereby shall be paid by the party incurring such costs and expenses, whether or not the Closing shall have occurred.

8.2 Amendment and Waiver. This Agreement may only be amended, modified or supplemented by an agreement in writing signed by each party hereto. No waiver by any party of any of the provisions hereof shall be effective unless explicitly set forth in writing and signed by the party so waiving.

8.3 Notices. All notices, demands and other communications to be given or delivered under or by reason of the provisions of this Agreement shall be in writing and shall be deemed to have been given (i) when personally delivered; (ii) one day after sent by reputable overnight express courier (charges prepaid), or (iii) three days following mailing by certified or registered mail, postage prepaid and return receipt requested. Unless another address is specified in writing, notices, demands and communications to Seller and Buyer shall be sent to the addresses indicated below:

Notices to Buyer:

Superlatus Inc.
445 Park Avenue
New York, NY 10022
Attn: Timothy Alford

With a copy to:

McCarter & English LLP
Two Tower Center Boulevard
East Brunswick, New Jersey 08816
Attn: Peter Campitiello

Notices to Sellers:

Perfect Day, Inc.
740 Heinz Avenue
Berkeley, California 94710
Attn: Legal Department

The Urgent Company, Inc.
740 Heinz Avenue
Berkeley, California 94710
Attn: Legal Department

8.4 Severability. If any term or provision of this Agreement is invalid, illegal, or unenforceable in any jurisdiction, such invalidity, illegality, or unenforceability shall not affect any other term or provision of this Agreement or invalidate or render unenforceable such term or provision in any other jurisdiction. Upon such determination that any term or other provision is invalid, illegal or unenforceable, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in a mutually acceptable manner in order that the transactions contemplated by this Agreement be consummated as originally contemplated to the greatest extent possible.

8.5 Entire Agreement. This Agreement and the IP Assignment constitute the sole and entire agreement of the parties to this Agreement with respect to the subject matter contained herein and therein, and supersede all prior and contemporaneous understandings and agreements, both written and oral, with respect to such subject matter. In the event of any inconsistency between the statements in the body of this Agreement and those in the IP Assignment, the statements in the body of this Agreement will control.

8.6 Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and permitted assigns. Neither party may assign its rights or obligations hereunder without the prior written consent of the other party.

8.7 Counterparts. This Agreement may be executed in multiple counterparts (e-signature permitted), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

8.8 Governing Law; Waiver of Jury Trial.

(a) This Agreement (including any claim or controversy arising out of or relating to this Agreement) shall be governed by and construed in accordance with the Laws of the State of Delaware, without regard to conflict of law principles that would result in the application of any Law other than the Laws of the State of Delaware. EACH SUCH PARTY IRREVOCABLY AND UNCONDITIONALLY WAIVES ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LEGAL ACTION ARISING OUT OF OR RELATING TO THIS AGREEMENT, THE IP ASSIGNMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY.

(b) ANY LEGAL SUIT, ACTION, OR PROCEEDING ARISING OUT OF OR BASED UPON THIS AGREEMENT, OR THE TRANSACTIONS CONTEMPLATED HEREBY, MAY BE INSTITUTED IN THE FEDERAL COURTS OR THE COURTS OF THE STATE OF DELAWARE AND EACH PARTY IRREVOCABLY SUBMITS TO THE EXCLUSIVE JURISDICTION OF SUCH COURTS IN ANY SUCH SUIT, ACTION, OR PROCEEDING. SERVICE OF PROCESS, SUMMONS, NOTICE OR OTHER DOCUMENT SENT BY MAIL TO SUCH PARTY'S ADDRESS SET FORTH HEREIN SHALL BE EFFECTIVE SERVICE OF PROCESS FOR ANY SUIT, ACTION, OR OTHER PROCEEDING BROUGHT IN ANY SUCH COURT. THE PARTIES IRREVOCABLY AND UNCONDITIONALLY WAIVE ANY OBJECTION TO THE LAYING OF VENUE OF ANY SUIT, ACTION, OR PROCEEDING IN SUCH COURTS AND IRREVOCABLY WAIVE AND AGREE NOT TO PLEAD OR CLAIM IN ANY SUCH COURT THAT ANY SUCH SUIT, ACTION, OR PROCEEDING IN ANY SUCH COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

[Signature page follows]

IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement on the date first written above.

Sellers

PERFECT DAY, INC., a Delaware corporation

By: DocuSigned by: Ryan Pandya

Name: Ryan Pandya
Title: Authorized Signatory

THE URGENT COMPANY, INC., a Delaware corporation

By: DocuSigned by: Ryan Pandya

Name: Ryan Pandya
Title: Authorized Signatory

Buyer

SUPERLATUS INC., a Delaware corporation

By: ____________________
Name:
Title:

IN WITNESS WHEREOF, the parties hereto have executed this Asset Purchase Agreement on the date first written above.

Sellers

PERFECT DAY, INC., a Delaware corporation

By: ______________________________

Name: Ryan Pandya
Title: Authorized Signatory

THE URGENT COMPANY, INC., a Delaware corporation

By: ______________________________

Name: Ryan Pandya
Title: Authorized Signatory

Buyer

SUPERLATUS INC., a Delaware corporation

DocuSigned by:

By: 4182A2A8F315402...

Name: Timothy Alford
Title: Authorized Signatory

Exhibit A

INTELLECTUAL PROPERTY ASSIGNMENT

This INTELLECTUAL PROPERTY ASSIGNMENT (this "**IP Assignment**"), dated as of [●], is made by and among Perfect Day, Inc., a Delaware corporation ("**PD**"), The Urgent Company, Inc., a Delaware corporation ("**TUC**", and together with PD, collectively, "**Sellers**", and each of Sellers, a "**Seller**"), and Superlatus Inc., a Delaware corporation (the "**Buyer**").

Recitals

WHEREAS, Sellers and Buyer are parties to an Asset Purchase Agreement, dated as of August 22, 2023 (the "**Purchase Agreement**"). Capitalized terms used in this IP Assignment but not otherwise defined have the meanings given to them in the Purchase Agreement. The parties desire to effect the sale, assignment, transfer and delivery of the intellectual property assets set forth on Schedule I (the "**Purchased IP**") to Buyer, with Sellers selling, assigning, transferring and delivering all Purchased IP to Buyer, and Buyer accepting all such Purchased IP as set forth below, upon Sellers' receipt of the full payment as outlined in the Purchase Agreement.

NOW, THEREFORE, for the consideration described in the Purchase Agreement, the receipt and sufficiency of which is hereby acknowledged, the parties agree as follows:

1. **Intellectual Property**. Each Seller hereby irrevocably sells, assigns, transfers and delivers to Buyer, and its successors and assigns, all of such Seller's right, title and interest, of whatever kind, throughout the world, in and to the applicable Purchased IP, including all common law rights therein, together with the goodwill associated therewith.

2. **Rights**. The foregoing sales, assignments and transfers all include rights to collect royalties, products and proceeds in connection with any of the foregoing and all rights to sue for past, present or future infringement, misappropriation or other violation of the foregoing, and all rights to recover damages or lost profits in connection therewith. In addition, each Seller agrees that each Seller shall not oppose any application, seek to cancel any registration or initiate re-examination, object to any use by Buyer of the Purchased IP, or assist any third party in any of the foregoing.

3. **Conflict with Purchase Agreement**. This IP Assignment is executed and delivered pursuant to the Purchase Agreement and shall be subject to the terms and conditions of, and interpreted in accordance with, the Purchase Agreement. To the extent of any conflict between the terms and conditions of this IP Assignment and the terms and conditions of the Purchase Agreement, the terms and conditions of the Purchase Agreement shall govern, supersede and prevail.

4. **Recordation**. Each Seller hereby authorizes the Commissioner for Trademarks of the U.S. Patent and Trademark Office and any other appropriate national, federal and state government officials to record this IP Assignment upon request by Buyer or its representatives and to issue one or more new certificates of registration in Buyer's name.

5. **Further Actions**. Each Seller, for the consideration described above, hereby covenants and agrees that each Seller shall and will do, and shall cause its successors and assigns to do, all lawful acts and things and make, execute and deliver any and all other instruments in writing, further applications, any necessary powers of attorney, papers, affidavits, assignments, and other documents which, in the reasonable opinion of counsel to the Buyer, its successors and assigns are required or necessary to more effectively secure and vest in the Buyer, its successors and assigns, each Seller's entire right, title and interest in and to the Purchased IP and/or all of the rights, titles, benefits, privileges, and advantages hereby sold, assigned, transferred and conveyed

6. **Amendment**. This IP Assignment may not be amended, modified, waived, or terminated except in a writing signed by Sellers and Buyer.

7. **Execution**. This IP Assignment may be executed by facsimile, scanned and emailed or other electronic signatures and in counterparts, each of which shall be deemed to be an original, but all of which shall constitute one and the same agreement.

8. **Additional Documentation**. Each Seller agrees to execute any additional documentation requested by Buyer as necessary to support the transfer of the Purchased IP, at Buyer's expense.

[Signature page follows]

IN WITNESS WHEREOF, the parties have caused this Intellectual Property Assignment to be duly executed as of the date first written above.

Sellers

PERFECT DAY, INC., a Delaware corporation

DocuSigned by:

By: Ryan Pandya

Name: Ryan Pandya
Title: Authorized Signatory

THE URGENT COMPANY, INC., a Delaware corporation

DocuSigned by:

By: Ryan Pandya

Name: Ryan Pandya
Title: Authorized Signatory

Buyer

SUPERLATUS INC., a Delaware corporation

By: ______________________________
Name:
Title:

DocuSign Envelope ID: 0D21141B-577B-42EC-9787-FD9EFE122727

IN WITNESS WHEREOF, the parties hereto have executed this Intellectual Property Assignment on the date first written above.

Sellers

PERFECT DAY, INC., a Delaware corporation

By: ______________________
Name: Ryan Pandya
Title: Authorized Signatory

THE URGENT COMPANY, INC., a Delaware corporation

By: ______________________
Name: Ryan Pandya
Title: Authorized Signatory

Buyer

SUPERLATUS INC., a Delaware corporation

By: DocuSigned by: 4182A2A8F315402
Name: Timothy Alford
Title: Authorized Signatory

STATE OF _________)
) ss.:
COUNTY OF__________________)

On the ____ day of [MONTH] in the year [YEAR] before me, the undersigned, a notary public in and for [COMPANY], personally appeared [SIGNATORY], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and who swore or affirmed to me the contents of the document are truthful and accurate to the best of [his/her] knowledge and belief; that [he/she] is duly authorized to execute this document on behalf of [COMPANY] in her capacity as [TITLE], and that by [his/her] signature on the instrument, [COMPANY] executed the instrument; and that [he/she] executed this document of [his/her] own free will.

____
Notary Public

STATE OF _________)
) ss.:
COUNTY OF__________________)

On the ____ day of [MONTH] in the year [YEAR] before me, the undersigned, a notary public in and for [COMPANY], personally appeared [SIGNATORY], personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and who swore or affirmed to me the contents of the document are truthful and accurate to the best of [his/her] knowledge and belief; that [he/she] is duly authorized to execute this document on behalf of [COMPANY] in her capacity as [TITLE], and that by [his/her] signature on the instrument, [COMPANY] executed the instrument; and that [he/she] executed this document of [his/her] own free will.

____
Notary Public

Schedule I

Purchased IP

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
31300.6003/CA	BRAVE ROBOT		Pending	2172737	Mar-15-2022			Canada	03, 05, 29, 30, 32, 33, 40, 42	Cosmetics and cosmetic preparations; non-medicated cosmetics; non-medicated skin care, body, foot, face lotions; non-medicated skin care preparations; non-medicated hair care products in the nature of heat protection sprays, preparations, lotions; cleaning agents for cleaning surfaces; cleaning preparations			Project Urgent, Inc.
31300.6003/CA	BRAVE ROBOT		Pending	2172737	Mar-15-2022			Canada	03, 05, 29, 30, 32, 33, 40, 42	Nutritional supplements; Dietary and nutritional supplements; Nutritional supplements for cats, dogs, pets, cows, livestock and horses; Non-dairy based proteins for use as nutritional supplements; Dietary supplement drink mixes; nutritional dietary supplements; food supplements; meal replacement shakes, beverages, snacks and bars adapted for medical use; Dietary supplements in the form of powder; Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes; Dietary food supplements; infant formula; food for babies; powdered milk for babies; dietary supplements for infants; powdered nutritional supplement			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										concentrate for prenatal, maternal and women's health; liquid nutritional supplements for prenatal, maternal and women's health; nutritional supplement shakes for prenatal, maternal and women's health; nutritional supplement energy bars for prenatal, maternal and women's health; nutritional supplements for prenatal, maternal and women's health; medicated cosmetics; medicated lotions for skin, hair, sunburn, face, body; medicated skin care preparations; medicated hair care products in the nature of serums, preparations, lotions; Powdered nutritional supplement drink mix containing protein; meal replacement protein drinks adapted for medical use, for use as a liquid nutritional supplement			
31300.6003/CA	BRAVE ROBOT		Pending	2172737	Mar-15-2022			Canada	03, 05, 29, 30, 32, 33, 40, 42	Non-dairy milk comprised of milk protein components for use as a cow's milk substitute; cheese substitutes; non-dairy cheese made from milk protein components; non-dairy yogurts; ice cream shakes; cheese powder; cheese spread; cheese food; cheese; milk; milk beverages in the nature of			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										beverages consisting principally of milk, beverages having a milk base, soy milk beverages, milk-based beverages containing coffee, almond milk, oat milk, coconut milk; powdered milk; milk powder; milk shakes; milk substitutes; yogurt; yogurt drinks; yogurt-based beverages; butter; butter substitutes; meat substitutes; vegetable-based meat substitutes; formed textured vegetable protein for use as a meat substitute; Snacks, namely, fruit-based snack foods, nut-based snack foods, potato-based snack foods, seed-based snack foods			
31300.6003/CA	BRAVE ROBOT		Pending	2172737	Mar-15-2022			Canada	03, 05, 29, 30, 32, 33, 40, 42	Flour; granola-based snack bars; snacks, namely, cereal-based snack foods, rice-based snack foods, chocolate-based snack foods, grain-based snack foods, corn-based snack foods; processed cereal-based food to be used as a breakfast food, snack food or ingredient for making other foods; high-protein cereal bars; ice cream; vegan ice cream; ice cream sandwiches; ice cream bars; ice cream cakes; ice cream mixes; ice cream desserts; ice cream substitute; ice cream powder; frozen			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										yogurt confections; frozen yogurt mixes; frozen yogurt; mixes for making baking batters; bread mixes; cake mixes; pancake mixes; mixes for making quick breads, namely, mixes for making muffins and scones			
31300.6003/CA	BRAVE ROBOT		Pending	2172737	Mar-15-2022			Canada	03, 05, 29, 30, 32, 33, 40, 42	Fruit juices; fruit juice concentrates; non-alcoholic fruit juice beverages; non-alcoholic water-based beverages; beer; malt liquor			Project Urgent, Inc.
31300.6003/CA	BRAVE ROBOT		Pending	2172737	Mar-15-2022			Canada	03, 05, 29, 30, 32, 33, 40, 42	wine and liquor; spirits			Project Urgent, Inc.
31300.6003/CA	BRAVE ROBOT		Pending	2172737	Mar-15-2022			Canada	03, 05, 29, 30, 32, 33, 40, 42	Professional technical consultancy in relation to the development of technologies for the custom manufacture of food in the fields of food and beverage technology			Project Urgent, Inc.
31300.6003/CA	BRAVE ROBOT		Pending	2172737	Mar-15-2022			Canada	03, 05, 29, 30, 32, 33, 40, 42	Product development consultation and product research and development services for others in the field of food and beverage ingredients; Engineering services related to the production of proteins using fermentation and biotechnology; Food research; Technical consultancy in relation to technical research in the field of food and food ingredient development; Product research and development for the food ingredient and food industry;			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										Professional technical consultancy in relation to technical research for, research and development of technology for the development of technologies in the fields of food and beverage technology; Scientific consultancy and advisory services relating to the scientific analysis and development of non-dairy based proteins for use in food and beverages			
31300.6003/CN	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	China	01, 03, 05, 21, 29, 30, 32, 33, 42	Proteins for use in the manufacture of food products; Proteins for use in the manufacture of beverage products; Non-dairy based proteins for use in the manufacture of food products; Non-dairy based proteins for use in the manufacture of beverage products; Casein, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of beverage products		Request for Nullity Due	Project Urgent, Inc.
31300.6003/CN	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	China	01, 03, 05, 21, 29, 30, 32, 33, 42	Cosmetics and cosmetic preparations; non-medicated cosmetics; non-medicated skin care, body, foot, face lotions; non-		Request for Nullity Due	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										medicated skin care preparations; non-medicated hair care products in the nature of heat protection sprays, preparations, lotions; cleaning agents for cleaning surfaces; cleaning preparations			
31300.6003/CN	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	China	01, 03, 05, 21, 29, 30, 32, 33, 42	Nutritional supplements; Dietary and nutritional supplements; Nutritional supplements for cats, dogs, pets, cows, livestock and horses; Non-dairy based proteins for use as nutritional supplements; Dietary supplement drink mixes; nutritional dietary supplements; food supplements; meal replacement shakes, beverages, snacks and bars adapted for medical use; Dietary supplements in the form of powder; Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes; Dietary food supplements; infant formula; food for babies; powdered milk for babies; dietary supplements for infants; powdered nutritional supplement concentrate for prenatal, maternal and women's health; liquid nutritional supplements for prenatal, maternal and women's health; nutritional supplement		Request for Nullity Due	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										shakes for prenatal, maternal and women's health; nutritional supplement energy bars for prenatal, maternal and women's health; nutritional supplements for prenatal, maternal and women's health; medicated cosmetics; medicated lotions for skin, hair, sunburn, face, body; medicated skin care preparations; medicated hair care products in the nature of serums, preparations, lotions; Powdered nutritional supplement drink mix containing protein; meal replacement protein drinks adapted for medical use, for use as a liquid nutritional supplement			
31300.6003/CN	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	China	01, 03, 05, 21, 29, 30, 32, 33, 42	Bowls; mixing bowls; glass bowls; cooking forks; serving forks; household and kitchen utensils, namely, sieves, strainers, spatulas, kitchen tongs, serving scoops, splatter screens; beverage glassware		Request for Nullity Due	Project Urgent, Inc.
31300.6003/CN	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	China	01, 03, 05, 21, 29, 30, 32, 33, 42	Non-dairy milk comprised of milk protein components for use as a cow's milk substitute; cheese substitutes; non-dairy cheese made from milk protein components; non-dairy yogurts; cheese powder; cheese spread; cheese food; cheese;		Request for Nullity Due	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										milk; milk beverages in the nature of beverages consisting principally of milk, beverages having a milk base, soy milk beverages, milk-based beverages containing coffee, almond milk, oat milk, coconut milk; powdered milk; milk powder; milk shakes; milk substitutes; yogurt; yogurt drinks; yogurt-based beverages; butter; butter substitutes; meat substitutes; vegetable-based meat substitutes; formed textured vegetable protein for use as a meat substitute; snacks, namely, fruit-based snack foods, nut-based snack foods, potato-based snack foods, seed-based snack foods.			
31300.6003/CN	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	China	01, 03, 05, 21, 29, 30, 32, 33, 42	Flour; granola-based snack bars; snacks, namely, cereal-based snack foods, rice-based snack foods, chocolate-based snack foods, grain-based snack foods, corn-based snack foods; processed cereal-based food to be used as a breakfast food, snack food or ingredient for making other foods; high-protein cereal bars; ice cream; vegan ice cream; ice cream sandwiches; ice cream bars; ice cream cakes; ice cream mixes; ice cream desserts; ice		Request for Nullity Due	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										cream substitute; ice cream powder; frozen yogurt confections; frozen yogurt mixes; frozen yogurt; mixes for making baking batters; bread mixes; cake mixes; pancake mixes; mixes for making quick breads, namely, mixes for making muffins and scones; ice cream shakes.			
31300.6003/CN	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	China	01, 03, 05, 21, 29, 30, 32, 33, 42	Fruit juices; fruit juice concentrates; non-alcoholic fruit juice beverages; non-alcoholic water-based beverages; beer; malt liquor		Request for Nullity Due	Project Urgent, Inc.
31300.6003/CN	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	China	01, 03, 05, 21, 29, 30, 32, 33, 42	wine and liquor; spirits		Request for Nullity Due	Project Urgent, Inc.
31300.6003/CN	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	China	01, 03, 05, 21, 29, 30, 32, 33, 42	Product development consultation and product research and development services for others in the field of food and beverage ingredients; engineering services related to the production of proteins using fermentation and biotechnology; food research; technical consultancy in relation to technical research in the field of food and food ingredient development; product research and development for the food ingredient and food industry; professional technical consultancy in relation to technical research for, research and development of technology for the development of		Request for Nullity Due	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										technologies in the fields of food and beverage technology; scientific consultancy and advisory services relating to the scientific analysis and development of non-dairy based proteins for use in food and beverages; professional technical consultancy in relation to the development of technologies for the custom manufacture of food in the fields of food and beverage technology.			
31300.6003/EM	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	European Union Intellectual Property	01, 03, 05, 21, 29, 30, 32, 33, 42	Proteins for use in the manufacture of food products; Proteins for use in the manufacture of beverage products; Non-dairy based proteins for use in the manufacture of food products; Non-dairy based proteins for use in the manufacture of beverage products; Casein, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of beverage products			Project Urgent, Inc.
31300.6003/EM	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	European Union Intellectual Property	01, 03, 05, 21, 29, 30, 32, 33, 42	Cosmetics and cosmetic preparations; non-medicated cosmetics; non-medicated skin			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										care, body, foot, face lotions; non-medicated skin care preparations; non-medicated hair care products in the nature of heat protection sprays, preparations, lotions; cleaning agents for cleaning surfaces; cleaning preparations			
31300.6003/EM	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	European Union Intellectual Property	01, 03, 05, 21, 29, 30, 32, 33, 42	Nutritional supplements; Dietary and nutritional supplements; Nutritional supplements for cats, dogs, pets, cows, livestock and horses; Non-dairy based proteins for use as nutritional supplements; Dietary supplement drink mixes; nutritional dietary supplements; food supplements; meal replacement shakes, beverages, snacks and bars adapted for medical use; Dietary supplements in the form of powder; Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes; Dietary food supplements; infant formula; food for babies; powdered milk for babies; dietary supplements for infants; powdered nutritional supplement concentrate for prenatal, maternal and women's health; liquid nutritional supplements for prenatal, maternal			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										and women's health; nutritional supplement shakes for prenatal, maternal and women's health; nutritional supplement energy bars for prenatal, maternal and women's health; nutritional supplements for prenatal, maternal and women's health; medicated cosmetics; medicated lotions for skin, hair, sunburn, face, body; medicated skin care preparations; medicated hair care products in the nature of serums, preparations, lotions; Powdered nutritional supplement drink mix containing protein; meal replacement protein drinks adapted for medical use, for use as a liquid nutritional supplement			
31300.6003/EM	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	European Union Intellectual Property	01, 03, 05, 21, 29, 30, 32, 33, 42	Bowls; mixing bowls; glass bowls; cooking forks; serving forks; household and kitchen utensils, namely, sieves, strainers, spatulas, kitchen tongs, serving scoops, splatter screens; beverage glassware			Project Urgent, Inc.
31300.6003/EM	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	European Union Intellectual Property	01, 03, 05, 21, 29, 30, 32, 33, 42	Non-dairy milk comprised of milk protein components for use as a cow's milk substitute; cheese substitutes; non-dairy cheese made from milk protein components; non-dairy yogurts; cheese powder;			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										cheese spread; cheese food; cheese; milk; milk beverages in the nature of beverages consisting principally of milk, beverages having a milk base, soy milk beverages, milk-based beverages containing coffee, almond milk, oat milk, coconut milk; powdered milk; milk powder; milk shakes; milk substitutes; yogurt; yogurt drinks; yogurt-based beverages; butter; butter substitutes; meat substitutes; vegetable-based meat substitutes; formed textured vegetable protein for use as a meat substitute; snacks, namely, fruit-based snack foods, nut-based snack foods, potato-based snack foods, seed-based snack foods.			
31300.6003/EM	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	European Union Intellectual Property	01, 03, 05, 21, 29, 30, 32, 33, 42	Flour; granola-based snack bars; snacks, namely, cereal-based snack foods, rice-based snack foods, chocolate-based snack foods, grain-based snack foods, corn-based snack foods; processed cereal-based food to be used as a breakfast food, snack food or ingredient for making other foods; high-protein cereal bars; ice cream; vegan ice cream; ice cream sandwiches; ice cream bars; ice cream cakes; ice			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										cream mixes; ice cream desserts; ice cream substitute; ice cream powder; frozen yogurt confections; frozen yogurt mixes; frozen yogurt; mixes for making baking batters; bread mixes; cake mixes; pancake mixes; mixes for making quick breads, namely, mixes for making muffins and scones; ice cream shakes.			
31300.6003/EM	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	European Union Intellectual Property	01, 03, 05, 21, 29, 30, 32, 33, 42	Fruit juices; fruit juice concentrates; non-alcoholic fruit juice beverages; non-alcoholic water-based beverages; beer; malt liquor			Project Urgent, Inc.
31300.6003/EM	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	European Union Intellectual Property	01, 03, 05, 21, 29, 30, 32, 33, 42	wine and liquor; spirits			Project Urgent, Inc.
31300.6003/EM	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	European Union Intellectual Property	01, 03, 05, 21, 29, 30, 32, 33, 42	Product development consultation and product research and development services for others in the field of food and beverage ingredients; engineering services related to the production of proteins using fermentation and biotechnology; food research; technical consultancy in relation to technical research in the field of food and food ingredient development; product research and development for the food ingredient and food industry; professional technical consultancy in relation to technical research for, research and development of			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										technology for the development of technologies in the fields of food and beverage technology; scientific consultancy and advisory services relating to the scientific analysis and development of non-dairy based proteins for use in food and beverages; professional technical consultancy in relation to the development of technologies for the custom manufacture of food in the fields of food and beverage technology.			
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30, 32, 33, 40, 42	Proteins for use in the manufacture of food products; Proteins for use in the manufacture of beverage products; Non-dairy based proteins for use in the manufacture of food products; Non-dairy based proteins for use in the manufacture of beverage products; Casein, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of beverage products	Oct-07-2030	Next renewal date	Project Urgent, Inc.
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30,	Cosmetics and cosmetic preparations; non-	Oct-07-2030	Next renewal date	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
									32, 33, 40, 42	medicated cosmetics; non-medicated skin care, body, foot, face lotions; non-medicated skin care preparations; non-medicated hair care products in the nature of heat protection sprays, preparations, lotions; cleaning agents for cleaning surfaces; cleaning preparations			
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30, 32, 33, 40, 42	Nutritional supplements; Dietary and nutritional supplements; Nutritional supplements for cats, dogs, pets, cows, livestock and horses; Non-dairy based proteins for use as nutritional supplements; Dietary supplement drink mixes; nutritional dietary supplements; food supplements; meal replacement shakes, beverages, snacks and bars adapted for medical use; Dietary supplements in the form of powder; Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes; Dietary food supplements; infant formula; food for babies; powdered milk for babies; dietary supplements for infants; powdered nutritional supplement concentrate for prenatal, maternal and women's health; liquid nutritional	Oct-07-2030	Next renewal date	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										supplements for prenatal, maternal and women's health; nutritional supplement shakes for prenatal, maternal and women's health; nutritional supplement energy bars for prenatal, maternal and women's health; nutritional supplements for prenatal, maternal and women's health; medicated cosmetics; medicated lotions for skin, hair, sunburn, face, body; medicated skin care preparations; medicated hair care products in the nature of serums, preparations, lotions; Powdered nutritional supplement drink mix containing protein; meal replacement protein drinks adapted for medical use, for use as a liquid nutritional supplement			
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30, 32, 33, 40, 42	Bowls; mixing bowls; glass bowls; cooking forks; serving forks; household and kitchen utensils, namely, sieves, strainers, spatulas, kitchen tongs, serving scoops, splatter screens; beverage glassware	Oct-07-2030	Next renewal date	Project Urgent, Inc.
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30, 32, 33, 40, 42	Non-dairy milk comprised of milk protein components for use as a cow's milk substitute; cheese substitutes; non-dairy cheese made from milk protein components;	Oct-07-2030	Next renewal date	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										non-dairy yogurts; ice cream shakes; cheese powder; cheese spread; cheese food; cheese; milk; milk beverages in the nature of beverages consisting principally of milk, beverages having a milk base, soy milk beverages, milk-based beverages containing coffee, almond milk, oat milk, coconut milk; powdered milk; milk powder; milk shakes; milk substitutes; yogurt; yogurt drinks; yogurt-based beverages; butter; butter substitutes; meat substitutes; vegetable-based meat substitutes; formed textured vegetable protein for use as a meat substitute; Snacks, namely, fruit-based snack foods, nut-based snack foods, potato-based snack foods, seed-based snack foods			
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30, 32, 33, 40, 42	Flour; granola-based snack bars; snacks, namely, cereal-based snack foods, rice-based snack foods, chocolate-based snack foods, grain-based snack foods, corn-based snack foods; processed cereal-based food to be used as a breakfast food, snack food or ingredient for making other foods; high-protein cereal bars; ice cream; vegan ice cream; ice	Oct-07-2030	Next renewal date	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										cream sandwiches; ice cream bars; ice cream cakes; ice cream mixes; ice cream desserts; ice cream substitute; ice cream powder; frozen yogurt confections; frozen yogurt mixes; frozen yogurt; mixes for making baking batters; bread mixes; cake mixes; pancake mixes; mixes for making quick breads, namely, mixes for making muffins and scones			
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30, 32, 33, 40, 42	Fruit juices; fruit juice concentrates; non-alcoholic fruit juice beverages; non-alcoholic water-based beverages; beer; malt liquor	Oct-07-2030	Next renewal date	Project Urgent, Inc.
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30, 32, 33, 40, 42	wine and liquor; spirits	Oct-07-2030	Next renewal date	Project Urgent, Inc.
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30, 32, 33, 40, 42	Professional technical consultancy in relation to the development of technologies for the custom manufacture of food in the fields of food and beverage technology	Oct-07-2030	Next renewal date	Project Urgent, Inc.
31300.6003/HK	BRAVE ROBOT		Registered	305413266	Oct-08-2020	305413266	Oct-08-2020	Hong Kong	01, 03, 05, 21, 29, 30, 32, 33, 40, 42	Product development consultation and product research and development services for others in the field of food and beverage ingredients; Engineering services related to the production of proteins using fermentation and biotechnology; Food research; Technical consultancy in relation to technical	Oct-07-2030	Next renewal date	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										research in the field of food and food ingredient development; Product research and development for the food ingredient and food industry; Professional technical consultancy in relation to technical research for, research and development of technology for the development of technologies in the fields of food and beverage technology; Scientific consultancy and advisory services relating to the scientific analysis and development of non-dairy based proteins for use in food and beverages			
31300.6003/JP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Japan	01, 03, 05, 21, 29, 30, 32, 33, 42	Proteins for use in the manufacture of food products; Proteins for use in the manufacture of beverage products; Non-dairy based proteins for use in the manufacture of food products; Non-dairy based proteins for use in the manufacture of beverage products; Casein, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										manufacture of beverage products			
31300.6003/JP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Japan	01, 03, 05, 21, 29, 30, 32, 33, 42	Cosmetics and cosmetic preparations; non-medicated cosmetics; non-medicated skin care, body, foot, face lotions; non-medicated skin care preparations; non-medicated hair care products in the nature of heat protection sprays, preparations, lotions; cleaning agents for cleaning surfaces; cleaning preparations			Project Urgent, Inc.
31300.6003/JP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Japan	01, 03, 05, 21, 29, 30, 32, 33, 42	Nutritional supplements; dietary and nutritional supplements; nutritional supplements for cats, dogs, pets, cows, livestock and horses; nutritional supplements containing non—dairy based protein; dietary supplement drink mixes; nutritional dietary supplements; food supplements; dietary drink mixes for use as meal replacements [for medical use]; dietetic beverages adapted for medical purposes; dietetic foods in the nature of meal replacement bars for medical use for individuals undergoing medical treatment; dietary supplements in the form of powder; dietary supplements for human consumption in liquid and dry mix form;			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										dietary food supplements; infant formula; food for babies; powdered milk for babies; dietary supplements for infants; powdered nutritional supplement concentrate for prenatal, maternal and women's health; liquid nutritional supplements for prenatal, maternal and women's health; nutritional supplement shakes for prenatal, maternal and women's health; nutritional supplement energy bars for prenatal, maternal and women's health; nutritional supplements for prenatal, maternal and women's health; medicated cosmetics; medicated lotions for skin, hair, sunburn, face, body; medicated skin care preparations; medicated hair care products in the nature of serums, preparations, lotions; powdered nutritional supplement drink mix containing protein; nutritional supplements consisting primarily of protein in the form of liquid; dietetic beverages consisting primarily of protein adapted for medical purposes.			
31300.6003/JP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Japan	01, 03, 05, 21, 29, 30, 32, 33, 42	Bowls; mixing bowls; glass bowls; cooking forks; serving scoops [household or kitchen utensil]; household			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										and kitchen utensils, namely, sieves, strainers, spatulas, kitchen tongs, serving scoops, splatter screens; beverage glassware.			
31300.6003/JP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Japan	01, 03, 05, 21, 29, 30, 32, 33, 42	Non—dairy milk comprised of milk protein components for use as a cow's milk substitute; cheese substitutes; non—dairy cheese made from milk protein components; non—dairy yogurts; cheese powder; cheese spread; cheese products and cheese preparations; cheese; milk; milk beverages in the nature of beverages consisting principally of milk, beverages having a milk base, soy milk beverages, milk—based beverages containing coffee, almond milk, oat milk, coconut milk; powdered milk; milk powder; milk shakes; milk substitutes; yogurt; yogurt drinks; yogurt—based beverages; butter; butter substitutes; meat substitutes; vegetable—based meat substitutes; formed textured vegetable protein for use as a meat substitute; snacks, namely, fruit—based snack foods, nut—based snack foods, potato—based snack foods, seed—based snack foods.			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
31300.6003/JP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Japan	01, 03, 05, 21, 29, 30, 32, 33, 42	Flour; granola—based snack bars; snacks, namely, cereal—based snack foods, rice—based snack foods, chocolate—based snack foods, grain—based snack foods, corn—based snack foods; processed cereal—based food to be used as a breakfast food, snack food or ingredient for making other foods; high—protein cereal bars; ice cream; ice cream for strict vegetarians; ice cream sandwiches; ice cream bars; ice cream cakes; ice cream mixes; ice cream substitute; ice cream powder; frozen yogurt confections; frozen yogurt mixes; frozen yogurt; mixes for making baking batters; bread mixes; cake mixes; pancake mixes; mixes for making quick breads, namely, mixes for making muffins and scones; ice cream in the form of shakes.			Project Urgent, Inc.
31300.6003/JP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Japan	01, 03, 05, 21, 29, 30, 32, 33, 42	Fruit juices; fruit juice concentrates; non—alcoholic fruit juice beverages; non—alcoholic water—based beverages; beer; malt liquor [malt beer].			Project Urgent, Inc.
31300.6003/JP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Japan	01, 03, 05, 21, 29, 30, 32, 33, 42	wine and liquor; spirits			Project Urgent, Inc.
31300.6003/JP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Japan	01, 03, 05, 21, 29, 30, 32, 33, 42	Product development consultation and product research and development services for others in the field			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										of food and beverage ingredients; engineering services related to the production of proteins using fermentation and biotechnology; food research; technical consultancy in relation to technical research in the field of food and food ingredient development; product research and development for the food ingredient and food industry; professional technical consultancy in relation to technical research for, research and development of technology for the development of technologies in the fields of food and beverage technology; scientific consultancy and advisory services relating to the scientific analysis and development of non-dairy based proteins for use in food and beverages; professional technical consultancy in relation to the development of technologies for the custom manufacture of food in the fields of food and beverage technology.			
31300.6003/MAP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Madrid Protocol (TM)	01, 03, 05, 21, 29, 30, 32, 33, 42	Proteins for use in the manufacture of food products; Proteins for use in the manufacture of beverage products; Non-dairy based proteins for use in the manufacture of food	Oct-08-2030	Next renewal date	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										products; Non-dairy based proteins for use in the manufacture of beverage products; Casein, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of beverage products			
31300.6003/MAP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Madrid Protocol (TM)	01, 03, 05, 21, 29, 30, 32, 33, 42	Cosmetics and cosmetic preparations; non-medicated cosmetics; non-medicated skin care, body, foot, face lotions; non-medicated skin care preparations; non-medicated hair care products in the nature of heat protection sprays, preparations, lotions; cleaning agents for cleaning surfaces; cleaning preparations	Oct-08-2030	Next renewal date	Project Urgent, Inc.
31300.6003/MAP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Madrid Protocol (TM)	01, 03, 05, 21, 29, 30, 32, 33, 42	Nutritional supplements; Dietary and nutritional supplements; Nutritional supplements for cats, dogs, pets, cows, livestock and horses; Non-dairy based proteins for use as nutritional supplements; Dietary supplement drink mixes; nutritional dietary supplements; food supplements; meal replacement	Oct-08-2030	Next renewal date	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										shakes, beverages, snacks and bars adapted for medical use; Dietary supplements in the form of powder; Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes; Dietary food supplements; infant formula; food for babies; powdered milk for babies; dietary supplements for infants; powdered nutritional supplement concentrate for prenatal, maternal and women's health; liquid nutritional supplements for prenatal, maternal and women's health; nutritional supplement shakes for prenatal, maternal and women's health; nutritional supplement energy bars for prenatal, maternal and women's health; nutritional supplements for prenatal, maternal and women's health; medicated cosmetics; medicated lotions for skin, hair, sunburn, face, body; medicated skin care preparations; medicated hair care products in the nature of serums, preparations, lotions; Powdered nutritional supplement drink mix containing protein; meal replacement protein drinks adapted for medical use, for use as a			

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										liquid nutritional supplement			
31300.6003/MAP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Madrid Protocol (TM)	01, 03, 05, 21, 29, 30, 32, 33, 42	Bowls; mixing bowls; glass bowls; cooking forks; serving forks; household and kitchen utensils, namely, sieves, strainers, spatulas, kitchen tongs, serving scoops, splatter screens; beverage glassware	Oct-08-2030	Next renewal date	Project Urgent, Inc.
31300.6003/MAP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Madrid Protocol (TM)	01, 03, 05, 21, 29, 30, 32, 33, 42	Non-dairy milk comprised of milk protein components for use as a cow's milk substitute; cheese substitutes; non-dairy cheese made from milk protein components; non-dairy yogurts; cheese powder; cheese spread; cheese food; cheese; milk; milk beverages in the nature of beverages consisting principally of milk, beverages having a milk base, soy milk beverages, milk-based beverages containing coffee, almond milk, oat milk, coconut milk; powdered milk; milk powder; milk shakes; milk substitutes; yogurt; yogurt drinks; yogurt-based beverages; butter; butter substitutes; meat substitutes; vegetable-based meat substitutes; formed textured vegetable protein for use as a meat substitute; snacks, namely, fruit-based snack foods, nut-based snack foods,	Oct-08-2030	Next renewal date	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										potato-based snack foods, seed-based snack foods.			
31300.6003/MAP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Madrid Protocol (TM)	01, 03, 05, 21, 29, 30, 32, 33, 42	Flour; granola-based snack bars; snacks, namely, cereal-based snack foods, rice-based snack foods, chocolate-based snack foods, grain-based snack foods, corn-based snack foods; processed cereal-based food to be used as a breakfast food, snack food or ingredient for making other foods; high-protein cereal bars; ice cream; vegan ice cream; ice cream sandwiches; ice cream bars; ice cream cakes; ice cream mixes; ice cream desserts; ice cream substitute; ice cream powder; frozen yogurt confections; frozen yogurt mixes; frozen yogurt; mixes for making baking batters; bread mixes; cake mixes; pancake mixes; mixes for making quick breads, namely, mixes for making muffins and scones; ice cream shakes.	Oct-08-2030	Next renewal date	Project Urgent, Inc.
31300.6003/MAP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Madrid Protocol (TM)	01, 03, 05, 21, 29, 30, 32, 33, 42	Fruit juices; fruit juice concentrates; non-alcoholic fruit juice beverages; non-alcoholic water-based beverages; beer; malt liquor	Oct-08-2030	Next renewal date	Project Urgent, Inc.
31300.6003/MAP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Madrid Protocol (TM)	01, 03, 05, 21, 29, 30, 32, 33, 42	wine and liquor; spirits	Oct-08-2030	Next renewal date	Project Urgent, Inc.
31300.6003/MAP	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Madrid Protocol (TM)	01, 03, 05, 21, 29, 30, 32, 33, 42	Product development consultation and product research and development services	Oct-08-2030	Next renewal date	Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										for others in the field of food and beverage ingredients; engineering services related to the production of proteins using fermentation and biotechnology; food research; technical consultancy in relation to technical research in the field of food and food ingredient development; product research and development for the food ingredient and food industry; professional technical consultancy in relation to technical research for, research and development of technology for the development of technologies in the fields of food and beverage technology; scientific consultancy and advisory services relating to the scientific analysis and development of non-dairy based proteins for use in food and beverages; professional technical consultancy in relation to the development of technologies for the custom manufacture of food in the fields of food and beverage technology.			
31300.6003/KR	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Republic of Korea	01, 03, 05, 21, 29, 30, 32, 33, 42	Proteins for use in the manufacture of food products; Proteins for use in the manufacture of beverage products; Non-dairy based proteins for use in the			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										manufacture of food products; Non-dairy based proteins for use in the manufacture of beverage products; Casein, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of beverage products			
31300.6003/KR	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Republic of Korea	01, 03, 05, 21, 29, 30, 32, 33, 42	Cosmetics and cosmetic preparations; non-medicated cosmetics; non-medicated skin care, body, foot, face lotions; non-medicated skin care preparations; non-medicated hair care products in the nature of heat protection sprays, preparations, lotions; cleaning agents for cleaning surfaces; cleaning preparations			Project Urgent, Inc.
31300.6003/KR	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Republic of Korea	01, 03, 05, 21, 29, 30, 32, 33, 42	Nutritional supplements; Dietary and nutritional supplements; Nutritional supplements for cats, dogs, pets, cows, livestock and horses; Non-dairy based proteins for use as nutritional supplements; Dietary supplement drink mixes; nutritional dietary supplements; food supplements;			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										meal replacement shakes, beverages, snacks and bars adapted for medical use; Dietary supplements in the form of powder; Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes; Dietary food supplements; infant formula; food for babies; powdered milk for babies; dietary supplements for infants; powdered nutritional supplement concentrate for prenatal, maternal and women's health; liquid nutritional supplements for prenatal, maternal and women's health; nutritional supplement shakes for prenatal, maternal and women's health; nutritional supplement energy bars for prenatal, maternal and women's health; nutritional supplements for prenatal, maternal and women's health; medicated cosmetics; medicated lotions for skin, hair, sunburn, face, body; medicated skin care preparations; medicated hair care products in the nature of serums, preparations, lotions; Powdered nutritional supplement drink mix containing protein; meal replacement protein drinks adapted for medical			

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										use, for use as a liquid nutritional supplement			
31300.6003/KR	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Republic of Korea	01, 03, 05, 21, 29, 30, 32, 33, 42	Bowls; mixing bowls; glass bowls; cooking forks; serving forks; household and kitchen utensils, namely, sieves, strainers, spatulas, kitchen tongs, serving scoops, splatter screens; beverage glassware			Project Urgent, Inc.
31300.6003/KR	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Republic of Korea	01, 03, 05, 21, 29, 30, 32, 33, 42	Non-dairy milk comprised of milk protein components for use as a cow's milk substitute; cheese substitutes; non-dairy cheese made from milk protein components; non-dairy yogurts; cheese powder; cheese spread; cheese food; cheese; milk; milk beverages in the nature of beverages consisting principally of milk, beverages having a milk base, soy milk beverages, milk-based beverages containing coffee, almond milk, oat milk, coconut milk; powdered milk; milk powder; milk shakes; milk substitutes; yogurt; yogurt drinks; yogurt-based beverages; butter; butter substitutes; meat substitutes; vegetable-based meat substitutes; formed textured vegetable protein for use as a meat substitute; snacks, namely, fruit-based snack foods, nut-			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										based snack foods, potato-based snack foods, seed-based snack foods.			
31300.6003/KR	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Republic of Korea	01, 03, 05, 21, 29, 30, 32, 33, 42	Flour; granola-based snack bars; snacks, namely, cereal-based snack foods, rice-based snack foods, chocolate-based snack foods, grain-based snack foods, corn-based snack foods; processed cereal-based food to be used as a breakfast food, snack food or ingredient for making other foods; high-protein cereal bars; ice cream; vegan ice cream; ice cream sandwiches; ice cream bars; ice cream cakes; ice cream mixes; ice cream desserts; ice cream substitute; ice cream powder; frozen yogurt confections; frozen yogurt mixes; frozen yogurt; mixes for making baking batters; bread mixes; cake mixes; pancake mixes; mixes for making quick breads, namely, mixes for making muffins and scones; ice cream shakes.			Project Urgent, Inc.
31300.6003/KR	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Republic of Korea	01, 03, 05, 21, 29, 30, 32, 33, 42	Fruit juices; fruit juice concentrates; non-alcoholic fruit juice beverages; non-alcoholic water-based beverages; beer; malt liquor			Project Urgent, Inc.
31300.6003/KR	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Republic of Korea	01, 03, 05, 21, 29, 30, 32, 33, 42	wine and liquor; spirits			Project Urgent, Inc.
31300.6003/KR	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	Republic of Korea	01, 03, 05, 21, 29, 30, 32, 33, 42	Product development consultation and product research and			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										development services for others in the field of food and beverage ingredients; engineering services related to the production of proteins using fermentation and biotechnology; food research; technical consultancy in relation to technical research in the field of food and food ingredient development; product research and development for the food ingredient and food industry; professional technical consultancy in relation to technical research for, research and development of technology for the development of technologies in the fields of food and beverage technology; scientific consultancy and advisory services relating to the scientific analysis and development of non-dairy based proteins for use in food and beverages; professional technical consultancy in relation to the development of technologies for the custom manufacture of food in the fields of food and beverage technology.			
31300.6003/GB	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	United Kingdom	01, 03, 05, 21, 29, 30, 32, 33, 42	Proteins for use in the manufacture of food products; Proteins for use in the manufacture of beverage products; Non-dairy based			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										proteins for use in the manufacture of food products; Non-dairy based proteins for use in the manufacture of beverage products; Casein, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of food products; Whey, produced through fermentation, to be used in the manufacture of beverage products			
31300.6003/GB	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	United Kingdom	01, 03, 05, 21, 29, 30, 32, 33, 42	Cosmetics and cosmetic preparations; non-medicated cosmetics; non-medicated skin care, body, foot, face lotions; non-medicated skin care preparations; non-medicated hair care products in the nature of heat protection sprays, preparations, lotions; cleaning agents for cleaning surfaces; cleaning preparations			Project Urgent, Inc.
31300.6003/GB	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	United Kingdom	01, 03, 05, 21, 29, 30, 32, 33, 42	Nutritional supplements; Dietary and nutritional supplements; Nutritional supplements for cats, dogs, pets, cows, livestock and horses; Non-dairy based proteins for use as nutritional supplements; Dietary supplement drink mixes; nutritional dietary supplements;			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										food supplements; meal replacement shakes, beverages, snacks and bars adapted for medical use; Dietary supplements in the form of powder; Dietary beverage supplements for human consumption in liquid and dry mix form for therapeutic purposes; Dietary food supplements; infant formula; food for babies; powdered milk for babies; dietary supplements for infants; powdered nutritional supplement concentrate for prenatal, maternal and women's health; liquid nutritional supplements for prenatal, maternal and women's health; nutritional supplement shakes for prenatal, maternal and women's health; nutritional supplement energy bars for prenatal, maternal and women's health; nutritional supplements for prenatal, maternal and women's health; medicated cosmetics; medicated lotions for skin, hair, sunburn, face, body; medicated skin care preparations; medicated hair care products in the nature of serums, preparations, lotions; Powdered nutritional supplement drink mix containing protein; meal replacement protein drinks			

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										adapted for medical use, for use as a liquid nutritional supplement			
31300.6003/GB	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	United Kingdom	01, 03, 05, 21, 29, 30, 32, 33, 42	Bowls; mixing bowls; glass bowls; cooking forks; serving forks; household and kitchen utensils, namely, sieves, strainers, spatulas, kitchen tongs, serving scoops, splatter screens; beverage glassware			Project Urgent, Inc.
31300.6003/GB	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	United Kingdom	01, 03, 05, 21, 29, 30, 32, 33, 42	Non-dairy milk comprised of milk protein components for use as a cow's milk substitute; cheese substitutes; non-dairy cheese made from milk protein components; non-dairy yogurts; cheese powder; cheese spread; cheese food; cheese; milk; milk beverages in the nature of beverages consisting principally of milk, beverages having a milk base, soy milk beverages, milk-based beverages containing coffee, almond milk, oat milk, coconut milk; powdered milk; milk powder; milk shakes; milk substitutes; yogurt; yogurt drinks; yogurt-based beverages; butter; butter substitutes; meat substitutes; vegetable-based meat substitutes; formed textured vegetable protein for use as a meat substitute; snacks, namely, fruit-based			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										snack foods, nut-based snack foods, potato-based snack foods, seed-based snack foods.			
31300.6003/GB	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	United Kingdom	01, 03, 05, 21, 29, 30, 32, 33, 42	Flour; granola-based snack bars; snacks, namely, cereal-based snack foods, rice-based snack foods, chocolate-based snack foods, grain-based snack foods, corn-based snack foods; processed cereal-based food to be used as a breakfast food, snack food or ingredient for making other foods; high-protein cereal bars; ice cream; vegan ice cream; ice cream sandwiches; ice cream bars; ice cream cakes; ice cream mixes; ice cream desserts; ice cream substitute; ice cream powder; frozen yogurt confections; frozen yogurt mixes; frozen yogurt; mixes for making baking batters; bread mixes; cake mixes; pancake mixes; mixes for making quick breads, namely, mixes for making muffins and scones; ice cream shakes.			Project Urgent, Inc.
31300.6003/GB	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	United Kingdom	01, 03, 05, 21, 29, 30, 32, 33, 42	Fruit juices; fruit juice concentrates; non-alcoholic fruit juice beverages; non-alcoholic water-based beverages; beer; malt liquor			Project Urgent, Inc.
31300.6003/GB	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	United Kingdom	01, 03, 05, 21, 29, 30, 32, 33, 42	wine and liquor; spirits			Project Urgent, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
31300.6003/GB	BRAVE ROBOT		Registered	A0101005	Oct-08-2020	1598241	Oct-08-2020	United Kingdom	01, 03, 05, 21, 29, 30, 32, 33, 42	Product development consultation and product research and development services for others in the field of food and beverage ingredients; engineering services related to the production of proteins using fermentation and biotechnology; food research; technical consultancy in relation to technical research in the field of food and food ingredient development; product research and development for the food ingredient and food industry; professional technical consultancy in relation to technical research for, research and development of technology for the development of technologies in the fields of food and beverage technology; scientific consultancy and advisory services relating to the scientific analysis and development of non-dairy based proteins for use in food and beverages; professional technical consultancy in relation to the development of technologies for the custom manufacture of food in the fields of food and beverage technology.			Project Urgent, Inc.
31300.6003/5/US	BRAVE ROBOT		Registered	88/865531	Apr-09-2020	7000909	Mar-14-2023	United States of America	30	Ice cream; vegan ice cream; ice cream sandwiches; ice cream desserts; ice	Mar-14-2029	Section 8 & 15 Due	The Urgent Company, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										cream substitute; cake mixes			
31300.6008/US	CALIFORNIA PERFORMANCE CO. Logo		Allowed	97/079799	Oct-18-2021			United States of America	05	Nutritional supplements; protein supplements; powdered protein nutritional supplement drink mix contain-ing protein, flavoring, and vitamins; powdered nutritional supplement concentrate; whey protein for use as a nutritional supplement in various powdered and ready-to-drink beverages; nutritional supplement in the nature of nutrient-dense, protein-based drink mix; dietary and nutritional supplements for endurance sports; nutritional supplement energy bars; nutritional supplement meal replacement bars for boosting energy; nutritional and dietary supplements formed and packaged as bars; vegan protein for use as a nutritional supplement in ready-to-drink beverages; liquid protein supplements; protein supplement shakes; vegan liquid protein supplements; whey protein supplements	**Nov-15-2023**	**Statement of Use Due or EOT2**	Perfect Day, Inc.
31300.6010/1/CN	COOLHAUS		Published	68525458	Nov-24-2022			China	35	Retail store services featuring ice cream and desserts and beverages			The Urgent Company, Inc.
31300.6010/CN	COOLHAUS		Registered	19360402	Mar-21-2016	19360402	Apr-28-2017	China	30	Cookies; ice cream; ice cream dessert; sandwich	Apr-27-2027	Next renewal date	The Urgent Company, Inc.
31300.6010/EM	COOLHAUS		Registered		Feb-19-2016	015128036	Feb-19-2016	European Union Intellectual Property	30, 35	Cookies; Ice cream; Ice cream desserts;	Feb-19-2026	Next renewal date	The Urgent Company, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
										Ice cream sandwiches.			
31300.6010/EM	COOLHAUS		Registered		Feb-19-2016	015128036	Feb-19-2016	European Union Intellectual Property	30, 35	Retail store services featuring ice cream and desserts and beverages.	Feb-19-2026	Next renewal date	The Urgent Company, Inc.
31300.6010/HK	COOLHAUS		Registered	305881393	Feb-15-2022	305881393	Feb-15-2022	Hong Kong	30	Cookies; Ice cream; Ice cream desserts; Ice cream sandwiches; Ice cream substitutes; Vegan ice cream; Ice cream-based snack foods; Frozen desserts consisting of ice cream or ice cream substitutes	Feb-14-2032	Next renewal date	The Urgent Company, Inc.
31300.6010/1/HK	COOLHAUS		Registered	305913991	Mar-23-2022	305913991	Mar-23-2022	Hong Kong	35	Retail store services featuring ice cream and desserts and beverages	Mar-22-2032	Next renewal date	The Urgent Company, Inc.
31300.6010/KR	COOLHAUS		Registered	40-2016-0017167	Mar-08-2016	40-1220967	Dec-12-2016	Republic of Korea	30	Ice cream, ice cream dessert, ice cream sandwich, cookie	Dec-12-2026	Next renewal date	The Urgent Company, Inc.
31300.6010/1/SG	COOLHAUS		Published	40202206436X	Mar-23-2022			Singapore	35	Retail store services featuring ice cream and desserts and beverages			The Urgent Company, Inc.
31300.6010/SG	COOLHAUS		Published	40202203914W	Feb-22-2022			Singapore	30	Cookies; Ice cream; Ice cream desserts; Ice cream sandwiches; Ice cream substitutes; Vegan ice cream; Ice cream-based snack foods; Frozen desserts consisting of ice cream or ice cream substitutes			The Urgent Company, Inc.
31300.6010/GB	COOLHAUS		Registered		Feb-19-2016	UK00915128036	Feb-19-2016	United Kingdom	30, 35	Cookies; Ice cream; Ice cream desserts; Ice cream sandwiches.	Feb-19-2026	Next renewal date	The Urgent Company, Inc.
31300.6010/GB	COOLHAUS		Registered		Feb-19-2016	UK00915128036	Feb-19-2016	United Kingdom	30, 35	Retail store services featuring ice cream and desserts and beverages.	Feb-19-2026	Next renewal date	The Urgent Company, Inc.
31300.6010/US	COOLHAUS		Registered	86/891365	Jan-29-2016	5040303	Sep-13-2016	United States of America	30, 35	Ice cream; Ice cream desserts; Ice cream sandwiches	Sep-13-2026	Section 8 & 9 Due	The Urgent Company, Inc.
31300.6010/US	COOLHAUS		Registered	86/891365	Jan-29-2016	5040303	Sep-13-2016	United States of America	30, 35	Retail store services featuring ice cream and desserts	Sep-13-2026	Section 8 & 9 Due	The Urgent Company, Inc.

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Seller / Owner
31300.6007/1/US	MODERN KITCHEN		Allowed	90/874278	Aug-10-2021			United States of America	30	Non-dairy frozen confections; Non-dairy ice cream substitutes	Sep-14-2023	Statement of Use Due or EOT1	The Urgent Company, Inc.
31300.6007/US	MODERN KITCHEN		Registered	90/874276	Aug-10-2021	7081610	Jun-13-2023	United States of America	29	Non-dairy cheese spread substitutes	Jun-13-2029	Section 8 & 15 Due	The Urgent Company, Inc.
26576.116	Very Dairy (with heart)		Pending	97483625	June 30, 2022			United States of America					Perfect Day, Inc.
26576.121	Very Dairy (with heart)		Registered	A0125550	July 26, 2022	1682632	July 26, 2022	Madrid					Perfect Day, Inc.
26576.122	Very Dairy (with heart)		Pending	SG App. No. 40202260444R	July 26, 2022			Madrid (SG					Perfect Day, Inc.
26576.123	Very Dairy (with heart)		Pending	Intl. App. No. 1682632	July 26, 2022			Madrid (UK)					Perfect Day, Inc.
26576.124	Very Dairy (with heart)		Registered	306002306	July 5, 2022	306002306	July 5, 2022	HK					Perfect Day, Inc.
26576.117	Heart logo		Pending	97483642	June 30, 2022			United States of America					Perfect Day, Inc.
26576.125	Heart logo		Registered	Intl. App. No. 97483642 A0125551	July 26, 2022	1686569	July 26, 2022	Madrid					Perfect Day, Inc.
26576.126	Heart logo		Pending	1686569				Madrid (SG)					Perfect Day, Inc.
26576.127	Heart logo		Granted	WO0000001686569	July 26, 2022	1686569	Dec 27, 2022	Madrid (UK)					Perfect Day, Inc.
26576.128	Heart logo		Pending	306002315	July 5, 2022			HK					Perfect Day, Inc.
26576.118	Very Dairy		Pending	97483651	June 30, 2022			United States of America					Perfect Day, Inc.
26576.129	Very Dairy		Registered	Intl. Reg. No. 1682730	July 26, 2022	1682730	July 26, 2022	Madrid					Perfect Day, Inc.
26576.130	Very Dairy		Pending	SG App. No. 40202260468P	July 26, 2022			SG					Perfect Day, Inc.
26576.131	Very Dairy		Suspended pending the outcome of the "Post Milk Generation" case	Intl. App. No. 1682730	July 26, 2022			UK					Perfect Day, Inc.
26576.132	Very Dairy		Pending	306002342	July 5, 2022			HK					Perfect Day, Inc.

Exhibit B

Exhibit B

Marketing

Consumer and market research studies, vendors include Shift, Nimbly, Numerator
Social Media: 140k followers, mailing list of 20k
LA Galaxy sponsorship. Current season fully paid up, 1 year remaining

TUC Product IP

Formulations/bills of material for finished end-products of The Urgent Company, Inc., The Urgent Company Southeast Asia Ptd., and Ice Age HK.

Inventory

All unexpired FG inventory relating to Coolhaus, Brave Robot
All unexpired raw materials and ingredients used in manufacturing Coolhaus and Brave Robot products
Usable packaging inventory for Brave Robot and Coolhaus
All unexpired raw materials, ingredients, and finished good inventory for California Performance Company

Trucks

Identifier	Sprinter	T1	New Blue	T3	T4	T1	T1
Make, Model	2012 Mercedes	1995 Chevy	1989 Chevy	1997 GMC	1974 Chevy	2001 Ford V	2014 Ford F59
LIC#	8X15879	6C64934	8H10000	51028A1	6L84092		
VIN#	WD3PE8CC4C5645871	1GBGP32Z253305058	1GBKP32KXK3301854	1GDKP32Y4V350141	CPY254V311995	1FCJE39L61HB14396	
Location	Glendale	Glendale	Glendale	Glendale	Glendale	New York	Austin
Working (Y/N)	Y	N	N	Y	Y	Y	Y

Leased Warehouses located in

Glendale, CA
Brooklyn, NY
Austin, TX

Equipment (used)

Two flavor syrup nozzles with 2-way y-syrup splitter (PF4200), Qty: 1
Syrup dovert valve (PF4200), Qty: 1
SO48823: 3-way splitter. Divert valve, fill valve for 3.6oz cups and nozzles and freight (TUC-5412), Qty: 1

Logistics & Warehouse

Witte Brothers - Main warehouse for finished goods, also arrange transport to customers
Healthy Goodness - Main 3PM for sampling and online/small shipments
DTS- Ingredient and Packaging warehouse
Driesbach - Ingredient warehouse
Havi - Logistics provider in Hong Kong
Xpace - Warehouse provider in Singapore

Brokers

Critical Mass Group - all retail except the below
Juniper Partners - Target
P4 Group - Costco Market Data
Acosta - Amazon
Classic Fine Foods

Market Data

IRI — In contract for another 6 months. Main data source for MULO
Spins - In contract until April. One payment to make for Q4. Main data source for Natural
Bedrock - Data analysis tool. Six months approx. left on the contract

Contract Manufacturing Relationships

Villa Dolce — Manufactures sammies and pints
Deliciosa Food Group - Manufacturer of sammies
Caspers -Manufacturer of cones
Ice Cream & Cookie Co. (SG) - SE Asia - Ice Cream manufacturer in Singapore
Advanced Nature - Milk manufacturer in Malaysia
Scott Brothers - Ice Cream Mix
Meadowvale - Ice Cream Mix
Dolce Fairy - cookies for sammies
Allied Packaging - Packaging supplier
Schreiber Foods - Cream Cheese manufacturer
Premark - Manufacturer for CPC

US Customer List

Whole Foods
Kroger
Amazon Fresh
Harris Teeter
Albertsons
Infra
Ahold Delhaize
National Coop Grocers
Foxtrot
Costco
UNFI
Doordash
gopuff
getir
amazon

Singapore Customers

FairPrice
ColdStorage
Giant
RedMart
7-Eleven

Hong Kong Customers

7-Eleven
Wellcome
City Super
ParkNShop

Ice Age HK Limited Trademarks

ATTY Ref.	Mark	Image	Status	Application No.	Application Date	Registration No.	Registration Date	Country	Classes	Goods and Services	Next Critical Due Date	Next Critical Due Date Description	Owner
26576.201	ICE AGE		Registered	305441085	9-Nov-20	305441085	19-Apr-21	HK	30				Ice Age HK Limited
26576.202	iceagel		Registered	305854627	10-Jan-22	305854627	23-Sep-22	HK	29, 30				Ice Age HK Limited
26576.203	iceagel		Refused	62873160	28-Feb-22			CN	29				Ice Age HK Limited
26576.204	iceagel		Registered	62894163	28-Feb-22	62894163	21-Jan-23	CN	30				Ice Age HK Limited
26576.205	iceagel		Pending	111012628	25-Feb-22			TW	29, 30				Ice Age HK Limited
26576.206	iceagel		Registered	40202201865W	28-Jan-22	40202201865W	12-Sep-22	SG	29, 30				Ice Age HK Limited